UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ X ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO DYNAMIC CREDIT OPPORTUNITY FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date  Filed:

QUESTIONS & ANSWERS FOR:

INVESCO DYNAMIC CREDIT OPPORTUNITY FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card and/or voting instruction card. You will need the control number from your proxy card and/or voting instruction card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card and/or voting instruction card. You will need the control number from your proxy card and/or voting instruction card to vote by telephone.

•	You may indicate your vote on the proxy card and/or voting instruction card and return it in the postage-paid envelope mailed to you with your proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

Shareholders of the Fund are being asked to approve (i) a new investment sub-advisory agreement by and between Invesco Advisers, Inc. and Barings LLC and (ii) a new investment sub-sub-advisory agreement by and between Barings and Baring International Investment Limited.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR the proposals.

WHY SHOULD I VOTE?

Every vote is important – this means your vote too. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the September 24, 2025 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Sodali Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call and other solicitations from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The web proxy voting system offered by the www.proxyvotenow.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyvotenow.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyvotenow.com verifies the number and presents the shareholder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxyvotenow.com uses only control numbers to register votes.

HOW DO I SIGN THE PROXY CARD AND/OR VOTING INSTRUCTION CARD?

The following general rules for signing proxy cards and/or voting instruction cards could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card and/or voting instruction card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card and/or voting instruction card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card and/or voting instruction card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on September 24, 2025 at 1:00 p.m. Central Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

Thank you for calling Invesco.

If you have questions regarding the Annual Shareholder Meeting for the Invesco Closed-End Funds taking place on August 12, 2025 in Houston, Texas, Press 1.

If you have questions regarding the Special Meeting of Shareholders for Invesco Real Estate Fund taking place on August 19, 2025 in Houston, Texas, Press 2.

If you have questions regarding the Special Meeting of Shareholder for the Invesco Dynamic Credit Opportunity Fund taking place on September 24, 2025 in Houston, Texas, Press 3.

If you plan to attend the Annual Shareholder Meeting for the Invesco Closed-End Funds, Press 4.

If you plan to attend the Special Meeting of Shareholders of Invesco Real Estate Fund, Press 5.

If you plan to attend the Special Meeting of Shareholders of Invesco Dynamic Credit Opportunity Fund, Press 6.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 3	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 4	Thank you for planning to attend the upcoming Annual Meeting of Shareholders of the Invesco Closed-End Funds which is currently scheduled for 2:00 p.m. Central Daylight Time on August 12, 2025.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

OPTION 5	Thank you for planning to attend the upcoming Special Meeting of Shareholders of Invesco Real Estate Fund which is currently scheduled for 1:00 p.m. Central Daylight Time on August 19, 2025.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

OPTION 6

Thank you for planning to attend the upcoming Special Meeting of Shareholders for Invesco Dynamic Credit Opportunity Fund which is currently scheduled for 1:00 p.m. Central Daylight Time on September 24, 2025.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Invesco Dynamic Credit Opportunity Fund Telephone Script

2025 Special Meeting

Greeting:	Welcome to the automated telephone proxy voting system.

CtrlNum:	Please enter the Control Number on your card, followed by the pound sign.

Menu:	Please press 1 to submit a proxy in accordance with the recommendations of the Board of Trustees. Otherwise press 2 to proceed to voting on the proposals.

BoardOpt:	You have chosen to vote as the Board of Trustees recommends on the proposals. To confirm your selection, press 1. Otherwise press 2

Prop1:	To cast your vote regarding proposal 1, press 1 to vote in favor, press 2 to vote against, or press 3 to abstain.

Prop1-1:	You have chosen to vote in favor of this proposal. To confirm your selection, press 1. Otherwise press 2.

Prop1-2:	You have chosen to vote against this proposal. To confirm your selection, press 1. Otherwise press 2.

Prop1-3:	You have chosen to abstain from voting on this proposal. To confirm your selection, press 1. Otherwise press 2.

Prop2:	To cast your vote regarding proposal 2, press 1 to vote in favor, press 2 to vote against, or press 3 to abstain.

Prop2-1:	You have chosen to vote in favor of this proposal. To confirm your selection, press 1. Otherwise press 2.

Prop2-2:	You have chosen to vote against this proposal. To confirm your selection, press 1. Otherwise press 2.

Prop2-3:	You have chosen to abstain from voting on this proposal. To confirm your selection, press 1. Otherwise press 2.

Closing:	Your vote has been cast. If you would like to vote another proxy card, press 1. Otherwise you may hang up now. Thank you for your call.